UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2009

YASHENG ECO-TRADE CORPORATION.
(Exact name of registrant as specified in charter)

Delaware	001-12000	13-3696015
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9107 Wilshire Blvd., Suite 450, Beverly Hills, CA 90210
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 461-3559

With a copy to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York 10005
T: 516.833.5034
F: 516.977.1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities

On August 26, 2009, Yasheng Eco-Trade Corporation (the "Company") entered into a Stock Exchange Agreement (the "Exchange Agreement") with Yasheng Group (BVI), a British Virgin Island corporation ("Yasheng-BVI"), pursuant to which Yasheng-BVI agreed to sell the Company 75,000,000 shares (the "Group Shares") of common stock of Yasheng Group, a California corporation ("Group") in consideration of 396,668,000 shares (the "Company Shares") of common stock of the Company (the "Exchange"). The parties agreed to close the Exchange as soon as possible, but a closing date has not been set. With the goal of clarifying , certain closing conditions as discussed below, Dr. Gregory Rubin, Chairman of the Company, intends to meet Dr. Zhou Changsheng, the Chairman of Yasheng-BVI and Group, in Moscow, Russia, on October 26, 2009.  Further details with respect to the Exchange are set forth in the Form 8-K Current Report as filed with the Securities and Exchange Commission on September 1, 2009

In the event that any of the conditions to the Exchange Agreement are not satisfied or waived, the Exchange Agreement may not be consummated. Neither the Company nor Yasheng-BVI can provide any assurances that the Exchange Agreement will ultimately be consummated. As part of the closing procedure, the Company requested that Yasheng-BVI provide a current legal opinion from a reputable Chinese law firm attesting to the fact that no further regulatory approval from the Chinese government is required to close the Exchange.  In response to this request, Yasheng-BVI delivered an opinion from a law firm that the Company deemed as unacceptable as the opinion was not current.  Further, in light of the size and materiality of the deal and the closing conditions, the Board of Directors of the Company has elected to hold a meeting of its shareholders in order to ratify the above transaction and any other related transaction and to approve the restructuring of the Company that may be needed, such as increasing the Company's authorized shares. The filing of such proxy has been delayed as the Company is presently undergoing a periodic review of its filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

Item 9.01  Exhibits

Exhibit No.	Description of Exhibit

10.1	Stock Exchange Agreement between Yasheng Eco-Trade Corporation and Yasheng Group (BVI) dated August 26, 2009 (1)

(1)	Incorporated by reference to the Form 8-K Current Report as filed with the Securities and Exchange on September 1, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YASHENG ECO-TRADE CORPORATION

By:	/s/ Yossi Attia
Name:	Yossi Attia
Title:	Chief Operating Officer

Date:	October 23, 2009
Beverly Hills, California